UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2025

STITCH FIX, INC.
(Exact name of Registrant as Specified in Its Charter)

Commission file number: 001-38291

Delaware	27-5026540
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
1 Montgomery Street, Suite 1500
San Francisco, California 94104
(Address of principal executive offices and zip code)
(415) 882-7765
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, par value $0.00002 per share	SFIX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

On December 11, 2025, Stitch Fix, Inc. (the “Company”) entered into the First Amendment (the “Amendment”) to the first lien credit agreement, dated as of December 4, 2023, by and between the Company, as borrower, and Citibank, N.A., as agent and lender (the “Credit Agreement”). The Amendment extends the maturity date of the Credit Agreement from December 4, 2026 to December 11, 2028. Except to the extent described herein and in the exhibits hereto, the terms of the Credit Agreement, previously described in the Company’s Annual Report on Form 10-K for the fiscal year ended August 2, 2025, were not materially modified by the Amendment.

The Amendment is filed as Exhibit 10.1 hereto and this description thereof is not intended to be complete and is qualified by reference thereto in its entirety.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On December 11, 2025, the Company held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) via live audio webcast at www.virtualshareholdermeeting.com/SFIX2025. At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on October 31, 2025. The following is a brief description of each matter voted upon and the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

Proposal 1. Stockholders elected each of the two nominees for Class II directors to serve until the Company’s 2028 Annual Meeting of Stockholders or until his respective successor has been duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Kofi Amoo-Gottfried	208,218,424	19,045,726	14,972,929
Timothy Baxter	213,206,870	14,057,280	14,972,929

Proposal 2. Stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
197,618,173	29,105,044	540,933	14,972,929

Proposal 3. Stockholders ratified the selection by the Audit Committee of the Board of Directors of the Company of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 1, 2026. The voting results were as follows:

Votes For	Votes Against	Abstentions
241,197,907	259,754	779,418

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.
The following exhibits are provided as part of this Report:

Exhibit No.	Description
10.1	First Amendment to Credit Agreement, by and between Stitch Fix, Inc. and Citibank, dated as of December 11, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stitch Fix, Inc.

Dated: December 16, 2025	By:	/s/ Casey O’Connor
Casey O’Connor
Chief Legal Officer